SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 29, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          740 Lomas Santa Fe, Suite 210
                           Solana Beach, California 92075
                    (Address of principal executive offices)

                                 (858) 793-8840
                         (Registrant's telephone number)

    Nevada                          0-27915                      88-0363979
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)




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ITEM 5.  OTHER EVENTS.

         On March 29, 2004, we issued the press release attached hereto as
Exhibit 99.1.

         On March 30, 2004, we issued the press release attached hereto as
Exhibit 99.2.

         On March 30, 2004, we issued the press release attached hereto as
Exhibit 99.3.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired. Not applicable.

   (b) Pro Forma Financial Information. Not applicable.

   (c) Exhibits.

No.      Description
--------------------

99.1 Press release issued March 29, 2004, regarding financial results report to be released on March 30, 3004, and shareholder conference call scheduled March 31, 2004.

99.2     Press release regarding operating results for 2003 issued
         March 30, 2004.

99.3 Press release regarding The Little Tikes(TM) music license issued March 30, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2004                 GENIUS PRODUCTS, INC.

                                      By: /s/ Klaus Moeller
                                          --------------------------------------
                                          Klaus Moeller, Chief Executive Officer